                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):          November 18, 1997
                                  --------------------

                                TDS CAPITAL I
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                      1-13613                   36-7208939
  ---------------               -----------               ---------------
  (State or other               (Commission                (IRS Employer
  jurisdiction of               File Number)             Identification No.)
  incorporation)

c/o Telephone and Data Systems, Inc.
30 North LaSalle Street, Chicago, Illinois                60602
------------------------------------------             ----------
(Address of principal executive offices)               (Zip code)

Registrant's telephone number,
including area code:     (312) 630-1900
                      -------------------

                                      N/A
           -------------------------------------------------------------
           (Former name or former address, if changed since last report.)

                        TELEPHONE AND DATA SYSTEMS, INC.
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)

           Iowa                        1-8251                 36-2669023
       ---------------              -----------              -------------
       (State or other              (Commission              (IRS Employer
       jurisdiction of              File Number)           Identification No.)
       incorporation)

30 North LaSalle Street, Chicago, Illinois                60602
------------------------------------------             ----------
(Address of principal executive offices)               (Zip code)

Registrant's telephone number,
including area code:  (312) 630-1900
                     ------------------

                                     N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     The Exhibit Index is located on Page 4 of 4 Total Pages.

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ITEM 5.  OTHER EVENTS

     On November 18, 1997, TDS Capital I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), completed the issuance and sale of 6,000,000 8.50% Trust Originated Preferred Securities (liquidation amount $25 per Preferred Securities) fully and unconditionally guaranteed by Telephone and Data Systems, Inc., an Iowa corporation (the "Company"), to the extent set forth in the Prospectus Supplement related to such issuance and sale. This Current Report on Form 8-K is being filed for the purpose of filing as exhibits certain documents relating to such sale.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  EXHIBITS

          The exhibits accompanying this report are listed in the accompanying
Exhibit Index.

                                     -2-

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                                  SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         TDS CAPITAL I


                         By:  TELEPHONE AND DATA SYSTEMS, INC.,
                                as Sponsor

                         By: /s/ LeRoy T. Carlson, Jr.
                            -----------------------------
                              LeRoy T. Carlson, Jr.
                              President and Chief
                              Executive Officer


                         TELEPHONE AND DATA SYSTEMS, INC.


                         By: /s/ LeRoy T. Carlson, Jr.
                            -----------------------------
                              LeRoy T. Carlson, Jr.
                              President and Chief
                              Executive Officer


Date:  December 2, 1997

                                     -3-

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                         EXHIBIT INDEX


     Exhibit
      Number       Description of Exhibit
     -------       ----------------------
     1.1           Underwriting Agreement, dated November 13, 1997, by
                   and among the Company, the Trust, TDS Capital II,
                   TDS Capital III and Merrill Lynch & Co., Merrill Lynch,
                   Pierce, Fenner & Smith Incorporated

     4.1 Amended and Restated Declaration of Trust, dated as of November 18, 1997, by and among the Company, as Sponsor, the Trust, The First National Bank of Chicago, as Property Trustee, First Chicago Delaware Inc., as Delaware Trustee and the Regular Trustees named therein

     4.2 Preferred Securities Guarantee Agreement, dated as of November 18, 1997, by and among the Company and The First National Bank, as Guarantee Trustee for the benefit of the holders of Trust Preferred Securities of the Trust

     4.3 Subordinated Indenture, dated as of October 15, 1997, by and between the Company and The First National Bank of Chicago, as Trustee ("Debt Trustee")

     4.4 Supplemental Indenture, dated as of November 18, 1997, by and between the Company and the Debt Trustee



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